UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   January 3, 2005



                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     000-50052                 06-1393745
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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     (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:   (847) 444-3200



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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      Effective December 9, 2004, Jonathan M. Wainwright, Jr., a founder and Vice President of Concept Development, resigned from Cosi, Inc. (the "Company"). The Company acknowledged Mr. Wainwright's contributions to the Company and wished him well in his future endeavors.

      On January 3, 2005, the Company entered into a Separation and Release Agreement (the "Agreement") with Mr. Wainwright providing that the employment relationship between the Company and Mr. Wainwright terminated by mutual agreement on December 9, 2004. Pursuant to the Agreement, Mr. Wainwright will receive severance payments in the aggregate amount of $53,846, less applicable withholding taxes and deductions, payable in bi-weekly installments. In addition, all vested stock options held by Mr. Wainwright will be exercisable through December 9, 2009. Under the Agreement, Mr. Wainwright released the Company from any and all claims relating to his employment or otherwise, with limited exceptions, including with respect to his indemnification by the Company.

      A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 (c).    Exhibits.

     10.1     Separation and Release Agreement between Cosi, Inc. and Jonathan
              M. Wainwright, Jr., dated January 3, 2005.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  January 5, 2005


                                            /s/ Kevin Armstrong
                                         ---------------------------------------
                                         Name:  Kevin Armstrong
                                         Title: Chief Executive Officer and
                                                President

                                EXHIBIT INDEX


                                                                Paper (P) or
Exhibit No.                    Description                      Electronic (E)
-----------                    -----------                      --------------

   10.1       Separation and Release Agreement between Cosi,          E
              Inc. and Jonathan M. Wainwright, Jr., dated
              January 3, 2005.